Scudder
Small Company
Value Fund


Annual Report
July 31, 1999

No-Load Funds

A no-load (no sales charges) mutual fund which invests for long-term growth of capital by seeking undervalued stocks of small U.S. companies.


SCUDDER

                        Scudder Small Company Value Fund

--------------------------------------------------------------------------------
Date of Inception:  10/6/95     Total Net Assets as of      Ticker Symbol: SCSUX
                                7/31/99: $294 million
--------------------------------------------------------------------------------


o Small-cap stocks rallied strongly near the end of the period as valuations reached historically attractive levels versus large-cap stocks.

o Despite Scudder Small Company Value Fund's strong 14.45% return in the last four months, its 12-month performance of -4.84% was overshadowed by the dominance of growth stocks and selected technology issues.

o Even after the most recent year, the fund's three-year returns continue to outperform both the unmanaged Russell 2000 Value and the Russell 2000 indices and rank in the top third of 117 small-cap value funds according to Morningstar, Inc.^1

                                Table of Contents

   3  Letter from the Fund's President    23  Financial Highlights

   4  Performance Update                  24  Notes to Financial Statements

   5  Portfolio Summary                   27  Report of Independent Accountants

   6  Portfolio Management Discussion     28  Tax Information

   9  Glossary of Investment Terms        29  Officers and Trustees

  10  Investment Portfolio                30  Investment Products and Services

  20  Financial Statements                31  Scudder Solutions

^1 Morningstar rankings are subject to change every month and reflect total return performance as of 7/31/99. In the small value category, the fund was ranked 170th out of 225 funds for the one-year period and 39th out of 117 funds for the three-year period. The fund is not ranked for the five- or ten-year periods because it commenced operations on 10/6/95. Past performance is no guarantee of future results.

                      2 - Scudder Small Company Value Fund

                        Letter from the Fund's President

Dear Shareholders,

     Despite the weak performance of small-cap stocks over most of the period, your fund's portfolio management team remained committed to their disciplined approach to investing in undervalued small-cap companies. Beginning in April, a shift to small-cap value stocks rewarded their commitment to this approach as the fund outperformed large- and small-cap stocks by a significant margin. In the following pages, portfolio managers James Eysenbach, Phil Fortuna, and Calvin Young discuss the small-cap market and the fund's performance in this environment.

     With this report you will notice that we have changed the fund's fiscal year-end from August 31st to July 31st. This change is part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. From now on you will receive the fund's semiannual report following the fund's January 31st fiscal period end and its annual report following the fund's July 31st fiscal period end.

     In closing, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Small Company Value Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

     We recognize that it has been a difficult year for small-cap investors, and thank you for your continued investment in Scudder Small Company Value Fund. We believe your patience will be rewarded over the long run.

     Sincerely,

     /s/Lynn S. Birdsong
     Lynn S. Birdsong
     President,
     Scudder Small Company Value Fund

                      3 - Scudder Small Company Value Fund

                     Performance Update as of July 31, 1999

----------------------------------------------------
Fund Index Comparison
----------------------------------------------------
                          Total Return
   -------------------------------------------------
   Period Ended   Growth of                 Average
   7/31/1999       $10,000   Cumulative     Annual
   -------------------------------------------------
   Scudder Small Company Value Fund
   -------------------------------------------------
   1 Year         $  9,516      -4.84%      -4.84%
   Life of Fund*  $ 16,685      66.85%      14.36%
   -------------------------------------------------
   Russell 2000 Value Index
   -------------------------------------------------
   1 Year         $  9,988       -.12%       -.12%
   Life of Fund*  $ 16,091      60.91%      13.26%
   -------------------------------------------------
   Russell 2000 Index
   -------------------------------------------------
   1 Year         $ 10,742       7.42%       7.42%
   Life of Fund*  $ 15,540      55.40%      12.24%
   -------------------------------------------------
   S&P 500 Index
   -------------------------------------------------
   1 Year         $ 12,021      20.21%      20.21%
   Life of Fund*  $ 24,404     144.04%      26.31%

----------------------------------------------------
Growth of a $10,000 Investment
----------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

      Russell 2000       Scudder Small          Russell
      Value Index      Company Value Fund     2000 Index           S&P 500 Index
      -----------      ------------------     ----------           -------------
10/95*    10000              10000               10000                 10000
 1/96     10790              10579               10683                 11002
 7/96     11027              11118               10773                 11196
 1/97     13210              13496               12710                 13901
 7/97     15564              16446               14371                 17035
 1/98     16837              17852               15007                 17644
 7/98     16507              17922               14701                 20321
 1/99     15680              16685               15055                 23376
 7/99     16488              17055               15791                 24428

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


----------------------------------------------------
Returns and Per Share Information
----------------------------------------------------

Yearly Periods Ended

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                               1996*    1997     1998     1999
-------------------------------------------------------------------------------
Net Asset Value                               $ 13.00 $ 19.18  $ 20.58  $ 19.40
-------------------------------------------------------------------------------
Income Dividends                              $   .05  $  .03   $  .02   $  .05
-------------------------------------------------------------------------------
Capital Gains Distributions                   $    --  $  .01   $  .30   $  .14
-------------------------------------------------------------------------------
Fund Total Return (%)                            8.77   47.92     8.97    -4.84
-------------------------------------------------------------------------------
Russell 2000 Value Index Total Return (%)        7.71   41.14     6.06     -.12
-------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

* The Fund commenced operations on October 6, 1995.


                      4 - Scudder Small Company Value Fund

                     Portfolio Summary as of July 31, 1999

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

  Equity Securities           98%
  Cash Equivalents             2%
  --------------------------------
                             100%
  --------------------------------

The fund seeks to be fully invested in the stocks of small-cap U.S. companies.


--------------------------------------------------------------------------------
Sectors/Largest Holdings
(Excludes 2% Cash Equivs.)
--------------------------------------------------------------------------------

  1. Manufacturing (19%)
     Scotsman Industries, Inc.
     Manufacturer of commercial
     refrigeration products

  2. Consumer Discretionary (14%)
     Ames Department Stores, Inc.
     Operator of discount department
     stores

  3. Utilities (11%)
     TNP Enterprises, Inc.
     Electric utility

  4. Construction (11%)
     Florida Rock Industries, Inc.
     Producer of ready mixed
     concrete, sand, gravel and
     crushed stone

  5. Financial (9%)
     Kansas City Life Insurance Co.
     Provider of life insurance and
     annuities

  6. Durables (7%)
     Curtiss-Wright Corp.
     Producer of precision
     components for aerospace,
     industrial and marine companies

  7. Service Industries (6%)
     Southwest Securities Group, Inc.
     Securities brokerage,
     investment banking and asset
     management services

  8. Consumer Staples (5%)
     Performance Food Group Co.
     Food distributor

  9. Technology (4%) CTS Corp.
     Manufacturer of electronic and
     electromechanical components

 10. Transportation (4%)
     Roadway Express, Inc.
     Less-than-truckload shipping
     services


--------------------------------------------------------------------------------
Stock Characteristics
--------------------------------------------------------------------------------

                                                         Fund as
                                                          % of
                                        Russell S&P      Russell
Median Values                   Fund     2000*  500**     2000
----------------------------------------------------------------
Small Companies ($ millions)
Market Capitalization            364      446   8,116       82%

Value Orientation
P/E: Trailing Twelve Months    12.5x    22.3x   25.4x       56%

Price/Sales                     0.5x     1.5x    1.6x       34%

Price/Book Value                1.4x     2.4x    3.4x       58%

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Reflecting the fund's disciplined approach to selecting attractively valued stocks, the portfolio's average price/earnings, price/sales, and price/book ratios are significantly lower than the overall small-cap market.


For more complete details about the Fund's Investment Portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      5 - Scudder Small Company Value Fund

                         Portfolio Management Discussion

We asked portfolio managers James M. Eysenbach, Philip S. Fortuna, and Calvin S. Young to review the market environment and the fund's performance for the 12-month period ended July 31, 1999.

Q: How would you characterize the market environment for small-cap stocks over the 12-month period?

A: It was a very difficult year for small-cap stocks generally and for value stocks in particular. While large-cap stocks (as represented by the S&P 500 Index) returned 20.21%, small-cap stocks (as measured by the Russell 2000 Index) returned just 7.42%. Within the small-cap market, growth stocks and selected technology issues dominated performance, as reflected in the Russell 2000 Growth Index return of 14.51%. By contrast, the Russell 2000 Value Index had a slight loss, down 0.12%.

Q: Underlying these results, can you describe the shifts in market leadership that occurred during the year?

A: The 12-month period can basically be divided into three phases. The fund's fiscal year began on a down note with the August 1998 market drop (-14% for large-cap stocks, -19% for small-cap stocks). In the wake of the emerging markets crisis, U.S. stocks fell amid concerns that economic weakness overseas would spread to the United States. As we would expect, small value stocks outperformed small growth stocks during this down market.

A market recovery led by large-cap stocks and growth stocks marked the second phase. Over the next seven months (8/31/98 to 3/31/99), the S&P 500 rose 35% and small stocks gained nearly 19%. While not uniform throughout, small growth stocks (up 34%) decisively outpaced small value stocks (up a meager 4%). We were not surprised that growth stocks led such a dramatic rally, although the margin of outperformance was surprising. During this period growth stocks outperformed value stocks by 30 percentage points -- one of the largest spreads in the 20-year history of the Russell indices. Very narrow market leadership accentuated the phenomenon where a handful of primarily Internet stocks achieved spectacular triple-digit returns.

In the third phase, beginning in April of this year, we saw a partial recovery for small stocks and value stocks. This change resulted, in part, from a realization that the U.S. economy was growing at a healthy pace and small-cap stocks represented attractive values relative to large-cap stocks. Over the final four months of the fund's fiscal year that ended July 31, 1999, small stocks outperformed large stocks by more than eight percentage points and small value outperformed small growth by more than two percentage points.


-------------------------------------------------------
A Shift Toward Small Stocks and Value
April - July 1999
-------------------------------------------------------

  Small-cap value stocks                   13.79%

  Small-cap growth stocks                  11.20%

  Large-cap stocks                          3.71%


The unmanaged Russell 2000 Value Index represents small-cap value stocks; the unmanaged Russell 2000 Growth Index represents small-cap growth stocks. The S&P 500 represents large-cap stocks.

                      6 - Scudder Small Company Value Fund

Q: How did the fund perform?

A: The Scudder Small Company Value Fund returned -4.84% over the 12-month period. As expected, given our value approach, the fund outperformed in both the first and third phases when the market favored value stocks but trailed in the middle phase favoring growth stocks. The fund's shortfall for the year is attributable to its underperformance during the middle growth phase. In this narrow growth market, the fund's returns were greatly constrained by our strict valuation and small-cap size discipline (see Stock Characteristics on page 5). As a result, the fund underperformed both the Russell 2000 and 2000 Value indices.

Q: Can you elaborate on your investment discipline and how it impacts performance?

A: Our portfolio management discipline is centered on size, valuation and diversification, and is designed to ensure style-consistency (a focus on small-cap value stocks) and below-average risk over time. For example, we purchase stocks for the fund from the Russell 2000 Value Index, sell those that grow out of the index and diversify across approximately 200 companies. We believe our investment discipline makes a positive contribution to performance over time.

Nevertheless, a discipline can work against you in the short run, as ours did during the past year when small value stocks dramatically underperformed. Because our discipline is designed to ensure style consistency, it hurt performance. At those times, owning stocks outside the small-cap universe -- larger-cap stocks or growth stocks -- can benefit performance. Furthermore, when market leadership is very narrowly concentrated, a diversified portfolio is more likely to underperform.

However, over the long term, the fund's discipline has contributed to its outperformance. For the three-year period that ended July 31st, for example, the fund has achieved a 15.33% annualized total return versus 14.34% for the Russell 2000 Value Index and 13.60% for the Russell 2000 Index. Relative to other small-cap value funds for the three-year period, Scudder Small Company Value ranked in the top third for return and the lowest third in terms of risk, according to Morningstar, Inc.^1

Q: How did the fund perform at the sector level?

A: For the trailing 12-month period, the energy, finance, and health sectors were the strongest contributors, while the manufacturing, durables and technology sectors were weakest relative to the benchmark.

The fund's holdings in the energy and health sectors returned more than 20% for the year. Energy stocks were down early in the period, but rebounded sharply beginning in March after excessive pessimism had pushed prices to unjustifiably low levels. The returns in health stocks were earned more evenly during the period. In finance, the fund benefited from significant underweighting relative to the market in this poor performing sector.

----------------------------------

^1 Morningstar rankings are subject to change every month and reflect total return performance as of 7/31/99. In the small value category, the fund was ranked 170th out of 225 funds for the one-year period and 39th out of 117 funds for the three-year period. The fund is not ranked for the five- or ten-year periods because it commenced operations on 10/6/95. Past performance is no guarantee of future results.

                      7 - Scudder Small Company Value Fund

Unlike energy stocks, manufacturing and durables failed to rebound from depressed levels, weighing down the fund's returns for the year. We continue to see value in these sectors and are maintaining our above-market positions. By contrast we have a below-market weight in technology, where our valuation discipline has kept us from participating in some of the strongest performing stocks in this sector.

Q: What is your outlook for small-cap value stocks and the fund?

A: We feel strongly that small-cap stocks will provide attractive returns over the long term. The unfettered performance of large-cap stocks through March 31st yielded one of the widest performance spreads between small- and large-cap stocks this century and has obscured the higher return potential small-cap stocks have realized over the long term. While such record-setting differences in performance are infrequent, it is not unusual for market leadership to change quickly in the small-cap area as we witnessed in April. Consequently, an investor who does not maintain a long-term commitment to this segment of the market can easily miss a significant rally in the small-cap market.


         Scudder Small Company Value Fund: A Team Approach to Investing

Scudder Small Company Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Co-lead Portfolio Managers Philip S. Fortuna and James M. Eysenbach have responsibility for the fund's day-to-day management and investment strategies. Mr. Fortuna joined the Adviser in 1986 as a manager of institutional equity accounts and is currently director of the Adviser's quantitative group.

Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst and has more than 11 years of investment management experience, specializing in quantitative research, analysis, and portfolio management.

Calvin S. Young serves as Portfolio Manager for the fund. Mr. Young joined the Adviser in 1990 as a quantitative analyst and has more than 10 years of investment industry experience with a special focus on small companies.


                      8 - Scudder Small Company Value Fund

                          Glossary of Investment Terms



GROWTH STOCK                        Stock of a company that has displayed
                                    above-average earnings growth and is
                                    expected to continue to increase profits rapidly going forward.

LIQUIDITY                           A characteristic of an investment or an
                                    asset referring to the ease of
                                    convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION               The value of a company's outstanding shares
                                    of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING                Refers to the allocation of assets --
                                    usually by sector, industry, or country -- within a portfolio relative to a benchmark index (e.g., the Russell 2000 Value Index), or an investment universe.

PRICE/EARNINGS RATIO (P/E)          A widely used gauge of a stock's valuation
(also "earnings multiple")          that indicates what investors are paying for
                                    a company's earnings on a per share basis. A higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

STANDARD DEVIATION                  A statistical measure of the degree to which
                                    an investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

VALUE STOCK                         A company whose stock price does not fully
                                    reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, www.scudder.com.


                      9 - Scudder Small Company Value Fund

                    Investment Portfolio as of July 31, 1999

                                                                                                          Principal    Market
                                                                                                          Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.6%
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 7/30/1999 at 5.04%, to be
  repurchased at $4,590,927 on 8/02/1999, collateralized by a $4,655,000 U.S. Treasury Note,                         ----------
  5.50%, 3/31/2003 (Cost $4,589,000) ..................................................................   4,589,000   4,589,000
                                                                                                                     ----------

                                                                                                 Shares
-------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.4%
-------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 13.7%

Apparel & Shoes 1.5%
Deb Shops, Inc. .......................................................................................      34,700     733,038
Guess ?, Inc.* ........................................................................................      64,000     904,000
Hartmarx Corp.* .......................................................................................     350,300   1,532,563
Oxford Industries, Inc. ...............................................................................      51,700   1,289,269
                                                                                                                     ----------
                                                                                                                      4,458,870
                                                                                                                     ----------
Department & Chain Stores 3.3%
Ames Department Stores, Inc.* .........................................................................      70,900   2,906,900
Dress Barn, Inc.* .....................................................................................      71,600   1,141,125
Goody's Family Clothing, Inc.* ........................................................................      73,600     772,800
Jo-Ann Stores, Inc."A"* ...............................................................................      81,400   1,144,688
Shopko Stores, Inc.* ..................................................................................      61,600   2,360,050
Syms Corp. * ..........................................................................................     174,300   1,307,250
                                                                                                                     ----------
                                                                                                                      9,632,813
                                                                                                                     ----------
Home Furnishings 1.3%
Haverty Furniture Cos., Inc. ..........................................................................      57,500   1,822,031
Oneida Ltd. ...........................................................................................      28,600     743,600
Pillowtex Corp. .......................................................................................      72,200   1,132,638
                                                                                                                     ----------
                                                                                                                      3,698,269
                                                                                                                     ----------
Hotels & Casinos 0.8%
Hollywood Park, Inc.* .................................................................................      78,900   1,459,650
Prime Hospitality Corp.* ..............................................................................      93,500   1,022,656
                                                                                                                     ----------
                                                                                                                      2,482,306
                                                                                                                     ----------
Recreational Products 0.9%
Arctic Cat, Inc. ......................................................................................      97,400     882,687
CPI Corp. .............................................................................................      19,800     667,013
Coachmen Industries, Inc. .............................................................................      64,100   1,233,925
                                                                                                                     ----------
                                                                                                                      2,783,625
                                                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                      10 - Scudder Small Company Value Fund

                                                   Market
                                       Shares     Value ($)
-----------------------------------------------------------
Restaurants 3.3%
Avado Brands, Inc. .................   147,900    1,294,125
CKE Restaurants, Inc. ..............    99,700    1,395,800
IHOP Corp.* ........................    58,600    1,362,450
Lone Star Steakhouse & Saloon, Inc.*   166,200    1,459,444
NPC International, Inc.* ...........    78,200    1,036,150
Rainforest Cafe, Inc.* .............   224,600    1,572,200
Ryan's Family Steak Houses, Inc.* ..   137,100    1,465,256
                                                 ----------
                                                  9,585,425
                                                 ----------
Specialty Retail 2.6%
Central Garden & Pet Co.* ..........   106,100      961,531
Discount Auto Parts Inc.* ..........    53,900    1,206,013
Friedman's, Inc.,"A" ...............   104,300      893,068
Hollywood Entertainment Corp.* .....     9,900      174,488
Just For Feet, Inc.* ...............    69,800      255,206
Systemax, Inc.* ....................   114,600    1,138,838
The Finish Line, Inc. "A"* .........    79,100      830,550
Trans World Entertainment Corp.* ...   115,600    1,437,775
United Auto Group, Inc.* ...........    56,600      725,187
                                                 ----------
                                                  7,622,656
                                                 ----------
Consumer Staples 4.7%

Alcohol & Tobacco 0.5%
Robert Mondavi Corp. "A"* ..........    37,500    1,368,750
                                                 ----------
Consumer Specialties 0.2%
Sola International, Inc. * .........    37,400      626,450
                                                 ----------
Food & Beverage 3.6%
Earthgrains Co. ....................    30,000      783,750
Imperial Sugar Co. .................   194,100    1,298,044
Michael Foods, Inc. ................    61,200    1,419,075
Performance Food Group Co.* ........    98,600    2,649,875
Pilgrim's Pride Corp. ..............   121,300    2,532,138
Riviana Foods, Inc. ................    88,900    1,722,438
Seaboard Corp. .....................       300       81,000
                                                 ----------
                                                 10,486,320
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder Small Company Value Fund

                                                     Market
                                          Shares    Value ($)
-------------------------------------------------------------
Textiles 0.4%
Polymer Group, Inc.* ..................   110,600   1,285,725
                                                   ----------
Health 2.8%

Health Industry Services 1.4%
AmeriPath, Inc.* ......................    77,100     742,087
Magellan Health Services, Inc.* .......   141,200   1,429,650
NCS HealthCare, Inc. "A"* .............   105,800     482,713
US Oncology, Inc.* ....................   115,600   1,372,750
                                                   ----------
                                                    4,027,200
                                                   ----------
Medical Supply & Specialty 1.4%
Bindley Western Industries, Inc. ......   103,821   2,245,129
Maxxim Medical Inc.* ..................    30,800     719,950
Twinlab Corp.* ........................   148,600   1,272,388
                                                   ----------
                                                    4,237,467
                                                   ----------
Financial 9.3%

Banks 1.4%
Bok Financial Corp. ...................    22,066     502,001
First Citizens BancShares, Inc. "A" ...     1,200      95,700
First Federal Financial Corp.* ........   121,900   1,950,400
First Washington Bancorp, Inc. ........    31,300     592,744
Local Financial Corp.* ................    46,600     495,125
Silicon Valley Bancshares* ............    14,600     357,700
UST Corp ..............................     9,100     276,412
                                                   ----------
                                                    4,270,082
                                                   ----------
Insurance 7.0%
ARM Financial Group, Inc. "A" .........    88,100     440,500
American Annuity Group, Inc. ..........    25,600     614,400
American Heritage Life Investment Corp.    51,600   1,602,825
Baldwin & Lyons, Inc. "B" .............    10,000     203,750
Delphi Financial Group, Inc. "A" ......    32,259   1,209,713
Fidelity National Financial, Inc. .....    55,658     970,536
Guarantee Life Companies, Inc. ........    53,100   1,334,138
Harleysville Group, Inc. ..............    96,500   1,881,750
Kansas City Life Insurance Co. ........    59,200   2,693,600
LandAmerica Financial Group, Inc. .....    54,600   1,337,700
Medical Assurance, Inc. ...............    38,783   1,163,490

    The accompanying notes are an integral part of the financial statements.

                      12 - Scudder Small Company Value Fund

                                                     Market
                                         Shares     Value ($)
-------------------------------------------------------------
PMA Capital Corp. ....................   113,000    2,302,375
Penn Treaty American Corp.* ..........    51,300    1,183,106
Presidential Life Corp. ..............    79,200    1,519,650
Stewart Information Services Corp. ...    61,600    1,366,750
Trenwick Group, Inc. .................    35,400      854,025
                                                  -----------
                                                   20,678,308
                                                  -----------
Other Financial Companies 0.7%
Resource America, Inc. "A" ...........    17,000      232,688
Walter Industries, Inc. * ............   142,100    1,794,012
                                                  -----------
                                                    2,026,700
                                                  -----------
Real Estate 0.2%
Delta Financial Corp. * ..............    67,800      504,263
                                                  -----------
Service Industries 6.0%

EDP Services 0.3%
Pomeroy Computer Resources, Inc.* ....    68,700      991,856
                                                  -----------
Environmental Services 0.4%
URS Corp. * ..........................    42,800    1,112,800
                                                  -----------
Investment 1.5%
Advest Group, Inc. ...................    82,400    1,684,050
Southwest Securities Group, Inc. .....    67,980    2,799,926
                                                  -----------
                                                    4,483,976
                                                  -----------
Miscellaneous Commercial Services 2.9%
Berlitz International, Inc.* .........    44,500      814,906
CORT Business Services Corp.* ........    76,200    1,843,088
Morrison Knudsen Corp.* ..............   109,600    1,102,850
Personnel Group of America, Inc.* ....   141,500    1,335,406
SITEL Corp.* .........................   201,800      706,300
UniFirst Corporation .................    71,200    1,188,150
Volt Information Sciences, Inc.* .....    62,400    1,466,400
                                                  -----------
                                                    8,457,100
                                                  -----------
Miscellaneous Consumer Services 0.1%
Miller Industries, Inc. * ............    53,800      164,763
                                                  -----------
Printing/Publishing 0.8%
Bowne & Co., Inc. ....................    72,300      957,975
Merrill Corp. ........................    77,500    1,550,000
                                                  -----------
                                                    2,507,975
                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                      13 - Scudder Small Company Value Fund

                                                       Market
                                           Shares     Value ($)
---------------------------------------------------------------
Durables 7.3%

Aerospace 3.7%
AAR Corp. ..............................    28,300      596,069
Curtiss-Wright Corp. ...................    71,300    2,642,556
Fairchild Corp. "A"* ...................   105,892    1,125,103
Kaman Corp. "A" ........................   107,600    1,560,200
Kellstrom Industries, Inc.* ............    81,900      931,613
Primex Technologies, Inc. ..............    75,600    1,606,500
Sequa Corp. "A" * ......................    34,700    2,472,375
                                                    -----------
                                                     10,934,416
                                                    -----------
Automobiles 1.1%
Arvin Industries, Inc. .................    10,300      384,962
Dura Automotive Systems, Inc.* .........    44,427    1,310,597
Simpson Industries, Inc. ...............    88,000    1,056,000
Wynn's International, Inc. .............    30,675      594,328
                                                    -----------
                                                      3,345,887
                                                    -----------
Construction/Agricultural Equipment 1.3%
Cascade Corp. ..........................   131,300    1,805,375
NACCO Industries, Inc. "A" .............    12,600      985,950
Terex Corp. * ..........................    30,500      915,000
                                                    -----------
                                                      3,706,325
                                                    -----------
Leasing Companies 1.2%
Budget Group, Inc.* ....................    57,700      530,118
Dollar Thrifty Automotive Group, Inc.* .    54,700    1,176,050
Electro Rent Corp.* ....................    37,800      467,775
McGrath Rentcorp .......................    73,000    1,350,500
                                                    -----------
                                                      3,524,443
                                                    -----------
Manufacturing 19.0%

Chemicals 0.6%
Ethyl Corp. ............................   103,200      586,950
Stepan Co. .............................    50,000    1,246,875
                                                    -----------
                                                      1,833,825
                                                    -----------
Containers & Paper 1.1%
P.H. Glatfelter Company ................   139,000    1,937,313
Rock-Tenn Co. "A" ......................    70,200    1,193,400
                                                    -----------
                                                      3,130,713
                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder Small Company Value Fund

                                                    Market
                                        Shares     Value ($)
------------------------------------------------------------
Diversified Manufacturing 4.4%
ACX Technologies, Inc.* .............    32,400      376,650
Barnes Group, Inc. ..................    62,800    1,244,225
Griffon Corp.* ......................   171,200    1,284,000
Justin Industries, Inc. .............    89,500    1,247,406
Myers Industries, Inc. ..............    48,800    1,159,000
NCH Corp. ...........................    40,800    2,032,350
Robbins & Myers, Inc. ...............    16,800      383,250
Scotsman Industries, Inc. ...........    90,600    3,029,438
SPS Technologies, Inc.* .............    36,100    1,477,844
Tredegar Industries, Inc. ...........    35,400      820,837
                                                 -----------
                                                  13,055,000
                                                 -----------
Electrical Products 2.1%
AFC Cable Systems, Inc.* ............    66,675    2,537,817
C&D Technologies, Inc. ..............    58,200    1,753,275
MagneTek, Inc.* .....................    76,000      774,250
Windmere-Durable Holdings, Inc. * ...    78,200    1,158,337
                                                 -----------
                                                   6,223,679
                                                 -----------
Hand Tools 0.7%
L.S. Starrett Co. "A" ...............    71,999    1,997,972
                                                 -----------
Industrial Specialty 2.2%
Commercial Intertech Corp. ..........    72,500    1,064,843
Gardner Denver Inc.* ................    60,600    1,094,588
Mine Safety Appliances Co. ..........    32,800    2,111,500
O'Sullivan Industries Holdings, Inc.*    75,000    1,181,250
RTI International Metals, Inc.* .....    87,400    1,125,275
                                                 -----------
                                                   6,577,456
                                                 -----------
Machinery/Components/Controls 6.6%
Amcast Industrial Corp. .............    59,400    1,087,762
Citation Corp.* .....................    58,000      942,500
Columbus McKinnon Corp. .............   105,200    2,413,025
DT Industries, Inc. .................    64,900      405,625
Gleason Corp. .......................    80,000    1,290,000
Intermet Corp. ......................   145,500    1,655,063
MascoTech, Inc. .....................    99,500    1,666,625
Mueller Industries, Inc.* ...........    29,800    1,018,788

    The accompanying notes are an integral part of the financial statements.

                      15 - Scudder Small Company Value Fund

                                                      Market
                                          Shares     Value ($)
--------------------------------------------------------------
Reliance Steel & Aluminum Co. .........    54,900    1,866,600
Shaw Group, Inc.* .....................    68,800    1,367,400
Tennant Company .......................    20,000      685,000
Thomas Industries, Inc. ...............    25,950      543,328
Varlen Corp. ..........................    43,100    1,632,412
Woodward Governor Co. .................    57,500    1,394,375
Wyman-Gordon Co.* .....................    75,100    1,431,593
                                                   -----------
                                                    19,400,096
                                                   -----------
Office Equipment/Supplies 0.1%
Interface, Inc. .......................    41,800      373,588
                                                   -----------
Wholesale Distributors 1.2%
A.M. Castle & Co. .....................    54,400      833,000
Applied Industrial Technology, Inc. ...    45,425      726,800
Corporate Express, Inc.* ..............    48,000      418,500
Hughes Supply, Inc. ...................    50,950    1,452,075
                                                   -----------
                                                     3,430,375
                                                   -----------
Technology 4.3%

Computer Software 0.4%
MTS Systems Corp. .....................   119,200    1,251,600
                                                   -----------
Diverse Electronic Products 0.7%
Cable Design Technologies Corp.* ......    39,600      717,750
Esterline Technologies Corp. * ........    80,800    1,247,350
                                                   -----------
                                                     1,965,100
                                                   -----------
Electronic Components/Distributors 2.8%
CHS Electronics, Inc.* ................   133,400      508,588
CTS Corp. .............................    41,600    3,416,400
Marshall Industries* ..................    43,800    1,631,550
Pioneer-Standard Electronics, Inc. ....   163,900    2,099,969
Rogers Corp.* .........................    15,600      516,750
                                                   -----------
                                                     8,173,257
                                                   -----------
Precision Instruments 0.4%
Moog Inc. "A"* ........................    39,300    1,218,300
                                                   -----------
Energy 3.0%

Oil & Gas Production 0.5%
UTI Energy Corp. * ....................    80,900    1,344,962
                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                      16 - Scudder Small Company Value Fund

                                               Market
                                   Shares     Value ($)
-------------------------------------------------------
Oilfield Services/Equipment 2.5%
Oceaneering International, Inc.*    92,200    1,625,025
Parker Drilling Co.* ...........   182,500      672,969
Pride International Inc.* ......   116,600    1,384,625
RPC, Inc. ......................    91,500      634,781
Seacor Smit Inc.* ..............    35,300    1,753,968
Veritas DGC Inc. * .............    69,900    1,249,462
                                             ----------
                                              7,320,830
                                             ----------
Metals & Minerals 2.7%

Steel & Metals
Armco, Inc.* ...................   282,800    1,855,875
Carpenter Technology Corp. .....     1,100       29,150
Cleveland-Cliffs, Inc. .........    26,700      854,400
Commercial Metals Co. ..........    36,100    1,191,300
Gibraltar Steel Corporation ....    49,500    1,243,688
IMCO Recycling Inc. ............    48,500      845,719
Metals USA, Inc.* ..............    72,800      905,450
Shiloh Industries, Inc. * ......    85,000    1,020,000
                                             ----------
                                              7,945,582
                                             ----------
Construction 11.0%

Building Materials 3.8%
Ameron International Corp. .....    50,500    2,149,406
Florida Rock Industries, Inc. ..    73,600    2,833,600
Giant Cement Holding, Inc.* ....    50,000    1,087,500
Lone Star Industries, Inc. .....    62,200    2,383,038
Texas Industries, Inc. .........    33,800    1,191,450
Universal Forest Products, Inc.     73,700    1,372,662
                                             ----------
                                             11,017,656
                                             ----------
Building Products 1.7%
NCI Building Systems, Inc.* ....    75,800    1,449,675
Nortek, Inc.* ..................    58,600    2,285,400
TJ International, Inc. .........    45,100    1,398,100
                                             ----------
                                              5,133,175
                                             ----------
Homebuilding 4.6%
Cavalier Homes, Inc. ...........   103,300      561,693
Champion Enterprises, Inc.* ....     9,200      125,925

    The accompanying notes are an integral part of the financial statements.

                      17 - Scudder Small Company Value Fund

                                                  Market
                                      Shares     Value ($)
----------------------------------------------------------
D.R. Horton, Inc. .................    31,200      507,000
Del Webb Corp. ....................    74,700    1,662,075
MDC Holdings, Inc. ................    52,700    1,093,525
NVR Inc.* .........................    45,200    2,542,500
Ryland Group, Inc. ................    62,200    1,733,825
Skyline Corp. .....................    81,700    2,476,531
Standard Pacific Corp. ............   124,000    1,604,250
U.S. Home Corp. * .................    37,600    1,292,500
                                               -----------
                                                13,599,824
                                               -----------
Miscellaneous 0.9%
Granite Construction, Inc. ........   106,800    2,703,375
                                               -----------
Transportation 3.5%

Air Freight 0.2%
Kitty Hawk, Inc. * ................    78,800      531,900
                                               -----------
Airlines 0.6%
Alaska Air Group Inc. * ...........    42,300    1,877,062
                                               -----------
Trucking 2.7%
Consolidated Freightways Corp.* ...   105,200    1,111,175
Roadway Express, Inc. .............   104,800    2,285,950
U.S. Xpress Enterprises, Inc."A"* .    86,400      842,400
USFreightways Corp. ...............    45,200    2,231,750
Yellow Corp. * ....................    83,700    1,433,362
                                               -----------
                                                 7,904,637
                                               -----------
Utilities 11.1%

Electric Utilities 8.8%
Black Hills Corp. .................   134,050    3,368,006
Carolina Power & Light Co. ........    51,827    2,131,385
Central Hudson Gas & Electric Corp.    62,900    2,633,938
Cleco Corp. .......................    98,200    3,154,675
Commonwealth Energy System ........    62,500    2,726,563
El Paso Electric Co.* .............   352,500    3,194,531
Northwestern Corp. ................   111,900    2,797,500
SIGCORP, Inc. .....................    93,200    2,446,500
TNP Enterprises, Inc. .............    91,100    3,478,881
                                               -----------
                                                25,931,979
                                               -----------

    The accompanying notes are an integral part of the financial statements.

                      18 - Scudder Small Company Value Fund

                                                                             Market
                                                                  Shares    Value ($)
-------------------------------------------------------------------------------------
Natural Gas Distribution 2.3%
Energen Corp. .............................................       100,600   1,886,250
Laclede Gas Co. ...........................................       125,500   2,941,406
NUI Corp. .................................................        69,300   1,849,444
                                                                           ----------
                                                                            6,677,100
-------------------------------------------------------------------------------------
Total Common Stocks (Cost $268,048,885)                                   289,623,813
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $272,637,885) (a)              294,212,813
-------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $272,637,885. At July 31, 1999, net unrealized appreciation for all securities based on tax cost was $21,574,928. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $49,576,088 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $28,001,160.

   * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                      19 - Scudder Small Company Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of July 31, 1999


Assets
--------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $272,637,885) ............................   $ 294,212,813
                  Cash .............................................................................             972
                  Dividends and interest receivable ................................................         180,450
                  Receivable for Fund shares sold ..................................................         230,984
                  Deferred organization expense ....................................................           6,108
                  Other assets .....................................................................           1,618
                                                                                                       -------------
                  Total assets .....................................................................     294,632,945
Liabilities
--------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ................................................          61,318
                  Payable for Fund shares redeemed .................................................         190,649
                  Other payables and accrued expenses ..............................................         363,295
                                                                                                       -------------
                  Total liabilities ................................................................         615,262
                  --------------------------------------------------------------------------------------------------
                  Net assets, at market value                                                          $ 294,017,683
                  --------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ..............................................         129,292
                  Net unrealized appreciation (depreciation) on investments ........................      21,574,928
                  Accumulated net realized gain (loss) .............................................      (6,292,641)
                  Paid-in capital ..................................................................     278,606,104
                  --------------------------------------------------------------------------------------------------
                  Net assets, at market value                                                          $ 294,017,683
                  --------------------------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($294,017,683 /
                     15,158,488 outstanding shares of beneficial interest, $.01 par value, unlimited   -------------
                     number of shares authorized) ..................................................   $       19.40
                                                                                                       -------------

    The accompanying notes are an integral part of the financial statements.

                      20 - Scudder Small Company Value Fund

                            Statements of Operations

                                                                                     Eleven
                                                                                     Months
                                                                                      Ended          Year Ended
                                                                                  July 31, 1999      August 31,
Investment Income                                                                    (Note E)           1998
----------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $3,840 and $4,963,
                    respectively) ...............................................   $  3,209,568    $  3,532,777
                  Interest ......................................................        285,220         512,546
                                                                                    ------------    ------------
                                                                                       3,494,788       4,045,323
                                                                                    ------------    ------------
                  Expenses:
                  Management fee ................................................      1,834,717       1,778,500
                  Services to shareholders ......................................      1,714,398       1,118,628
                  Custodian and accounting fees .................................         86,679         113,521
                  Trustees' fees and expenses ...................................         34,819          63,346
                  Registration fees .............................................         44,702          99,478
                  Reports to shareholders .......................................        113,008          55,139
                  Auditing ......................................................         21,124          30,385
                  Legal .........................................................         16,902          14,500
                  Amortization of organization expense ..........................          4,155           4,455
                  Other .........................................................         21,283          20,418
                                                                                    ------------    ------------
                  Total expenses before reductions ..............................      3,891,787       3,298,370
                  Expense reductions ............................................       (670,202)             --
                                                                                    ------------    ------------
                  Expenses, net .................................................      3,221,585       3,298,370
                  ----------------------------------------------------------------------------------------------
                  Net investment income                                                  273,203         746,953
                  ----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments .....................     (6,157,554)      2,367,119
                  Net unrealized appreciation (depreciation) during the period on
                    investments .................................................     33,001,223     (39,604,194)
                  ----------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                          26,843,669     (37,237,075)
                  ----------------------------------------------------------------------------------------------
                  ----------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations   $ 27,116,872    $(36,490,122)
                  ----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                      21 - Scudder Small Company Value Fund

                       Statements of Changes in Net Assets



                                                                                Eleven Months         Year Ended August 31,
                                                                                Ended July 31,
Increase (Decrease) in Net Assets                                               1999 (Note E)        1998              1997
-------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income .....................................   $     273,203    $     746,953    $      51,548
                  Net realized gain (loss) from investment transactions .....      (6,157,554)       2,367,119        2,467,254
                  Net unrealized appreciation (depreciation) on
                    investment transactions during the period ...............      33,001,223      (39,604,194)      25,374,837
                                                                                -------------    -------------    -------------
                  Net increase (decrease) in net assets resulting from
                    operations ..............................................      27,116,872      (36,490,122)      27,893,639
                                                                                -------------    -------------    -------------
                  Distributions to shareholders from:
                  Net investment income .....................................        (638,982)        (197,998)        (127,322)
                                                                                -------------    -------------    -------------
                  Net realized gains ........................................      (1,915,016)      (2,969,965)         (18,189)
                                                                                -------------    -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold .................................     153,893,420      225,960,585       67,337,610
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions ...........................       2,401,901        3,041,559          138,706
                  Cost of shares redeemed ...................................    (123,819,127)     (76,441,815)     (13,069,182)
                  Redemption fees ...........................................         299,293          378,256           56,374
                                                                                -------------    -------------    -------------
                  Net increase (decrease) in net assets from Fund share
                    transactions ............................................      32,775,487      152,938,585       54,463,508
                                                                                -------------    -------------    -------------
                  Increase (decrease) in net assets .........................      57,338,361      113,280,500       82,211,636
                  Net assets at beginning of period .........................     236,679,322      123,398,822       41,187,186
                  Net assets at end of period (including undistributed
                    net investment income of $129,292, $124,951, and $19,194,   -------------    -------------    -------------
                    respectively) ...........................................   $ 294,017,683    $ 236,679,322    $ 123,398,822
Other Information                                                               -------------    -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .................      13,410,779        6,303,515        3,034,156
                                                                                -------------    -------------    -------------
                  Shares sold ...............................................       8,373,062       10,582,782        4,061,936
                  Shares issued to shareholders in reinvestment of
                    distributions ...........................................         126,950          148,152            9,042
                  Shares redeemed ...........................................      (6,752,303)      (3,623,670)        (801,619)
                                                                                -------------    -------------    -------------
                  Net increase (decrease) in Fund shares ....................       1,747,709        7,107,264        3,269,359
                                                                                -------------    -------------    -------------
                  Shares outstanding at end of period .......................      15,158,488       13,410,779        6,303,515
                                                                                -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                      22 - Scudder Small Company Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.


                                                                                                      For the Period
                                                                                                      October 6, 1995
                                                                                                     (commencement of
                                                            Eleven Months     Years Ended August 31,  operations) to
                                                           Ended July 31,                               August 31,
                                                            1999 (Note E)         1998       1997          1996
----------------------------------------------------------------------------------------------------------------------
                                                           -----------------------------------------------------------
Net asset value, beginning of period ....................      $ 17.65         $ 19.58    $ 13.57       $12.00
                                                           -----------------------------------------------------------
Income from investment operations:
Net investment income ...................................          .02             .07        .01          .07
Net realized and unrealized gain (loss) on investment
  transactions ..........................................         1.90           (1.71)      6.03         1.53
                                                           -----------------------------------------------------------
Total from investment operations ........................         1.92           (1.64)      6.04         1.60
                                                           -----------------------------------------------------------
Less distributions:
From net investment income ..............................         (.05)           (.02)      (.03)        (.05)
From net realized gains on investment transactions ......         (.14)           (.30)      (.01)          --
                                                           -----------------------------------------------------------
Total distributions .....................................         (.19)           (.32)      (.04)        (.05)
                                                           -----------------------------------------------------------
Redemption fees .........................................          .02             .03        .01          .02
                                                           -----------------------------------------------------------
Net asset value, end of period ..........................      $ 19.40         $ 17.65    $ 19.58      $ 13.57
----------------------------------------------------------------------------------------------------------------------
Total Return (%) ........................................        10.96(b)**      (8.45)     44.67(b)     13.54(b)(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................          294             237        123           41
Ratio of operating expenses net, to average daily net
  assets (%) ............................................         1.32*           1.39       1.50         1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ..........................         1.59*           1.39       1.63         2.61*
Ratio of net investment income to average daily net
  assets (%) ............................................          .11*            .31        .07          .67*
Portfolio turnover rate (%) .............................         33.7*           22.6       43.6         34.0*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized

                      23 - Scudder Small Company Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through July 31, 1999 the Fund incurred approximately $6,023,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2000.

At July 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $135,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2007, the expiration date.

                      24 - Scudder Small Company Value Fund

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Organization Costs. Costs incurred by the Fund in connection with its organization were deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

                      B. Purchases and Sales of Securities

During the eleven months ended July 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $112,919,219 and $81,492,751, respectively. During the year ended August 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $202,385,419 and $51,051,638, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, as of December 1, 1998, the Adviser agreed to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets until November 30, 1999. For the eleven months ended July 31, 1999, the Adviser did not impose a portion of its management fee which amounted to $670,202, and the amount imposed amounted to $1,164,515. For the year ended August 31, 1998, the Adviser imposed fees amounting to $1,778,500.

                      25 - Scudder Small Company Value Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the eleven months ended July 31, 1999, the amount charged to the Fund by SSC aggregated $696,431, of which $59,497 was unpaid at July 31, 1999. During the year ended August 31, 1998, the amount charged to the Fund by SSC aggregated $736,233.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the eleven months ended July 31, 1999, the amount charged to the Fund by STC aggregated $743,277, of which $170,877 was unpaid at July 31, 1999. During the year ended August 31, 1998, the amount charged to the Fund by STC aggregated $255,111.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the eleven months ended July 31, 1999, the amount charged to the Fund by SFAC aggregated $67,799, of which $13,084 was unpaid at July 31, 1999. During the year ended August 31, the amount charged to the Fund by SFAC aggregated $81,326.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At July 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $44,359. During the year ended August 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $10,107.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the eleven months ended July 31, 1999, Trustees' fees and expenses aggregated $34,819. During the year ended August 31, 1998, Trustees' fees and expenses aggregated $63,346.

                                D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

                               E. Year End Change

On September 16, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to July 31 from August 31.

                      26 - Scudder Small Company Value Fund

                        Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Value Fund (the "Fund") at July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
September 14, 1999


                      27 - Scudder Small Company Value Fund

                                Tax Information

The Fund paid distributions of $0.135 per share from net long-term capital gains during the period ended July 31, 1999,of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal period ended July 31, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal of state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                      28 - Scudder Small Company Value Fund

                              Officers and Trustees

Lynn S. Birdsong*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist
and Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity
Investor

William H. Luers
Trustee; Chairman and President,
U.N. Association of America

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan E. Spero
Trustee; President, Doris
Duke Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus
and Director, Kirby Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Dougherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Ann M. McCreary*
Vice President

Thaddeus Paluszek*
Vice President

Kurt R. Stalzer*
Vice President

Peter Taylor*
Vice President

John Millette*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                      29 - Scudder Small Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      30 - Scudder Small Company Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-SCUDDER

Please address all written correspondence to:  The Scudder Funds, P.O. Box 2291, Boston, Massachusetts 02107-2291
------------------------------------------------------------------------------------------------------------------------------

                      31 - Scudder Small Company Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER